UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 26, 2018, DXC Technology Company (the “Company”) completed its previously announced offering of €650,000,000 aggregate principal amount of its 1.750% Senior Notes due 2026 (the “Notes”). The offering was made through an underwriting syndicate led by Mizuho International plc and RBC Europe Limited, as representatives of the underwriters (the “Representatives”).

The Notes were offered and sold pursuant to an underwriting agreement, dated September 19, 2018 (the “Underwriting Agreement”), among the Company, the Representatives, and the other underwriters named therein, under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-219941), filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2017. The Company has filed with the SEC a prospectus supplement, dated September 10, 2018, together with the accompanying prospectus, dated August 14, 2017, relating to the offer and sale of the Notes.

The Notes are governed by the terms of an indenture, dated as of March 27, 2017 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a seventh supplemental indenture, dated as of September 26, 2018 (the “Supplemental Indenture”), among the Company, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

The foregoing description of the Underwriting Agreement and Supplemental Indenture does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement and Supplemental Indenture, which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated herein by reference.

The Company is also filing the computation of its ratio of earnings to fixed charges for the three months ended June 30, 2018 and each of the five years from 2014 through 2018 as Exhibit 12.1 hereto, which is incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated September 19, 2018, among DXC Technology Company, Mizuho International plc and RBC Europe Limited, as representatives of the underwriters, and the other underwriters named therein.

4.1	Seventh Supplemental Indenture, dated September 26, 2018, among DXC Technology Company, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent.

4.3	Form of DXC Technology Company’s 1.750% Senior Notes due 2026 (included in Exhibit 4.1).

5.1	Opinion of Latham & Watkins LLP as to the validity of the 1.750% Senior Notes due 2026.

5.2	Opinion of Woodburn and Wedge as to the validity of the 1.750% Senior Notes due 2026.

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included as part of Exhibit 5.1).

23.2	Consent of Woodburn and Wedge (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Date: September 26, 2018	By:	/s/ Paul N. Saleh
	Name:	Paul N. Saleh
	Title:	Executive Vice President and
Chief Financial Officer